SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of  earliest event reported):   February 26, 2003

MET-PRO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-07763	23-1683282
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

160 Cassell Road, P.O. Box 144
Harleysville, Pennsylvania	19438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 723-6751

    Item 9.  Regulation FD Disclosure.

On February 26, 2003, the Company issued a press release announcing its fourth quarter and fiscal year financial results for the period ended January 31, 2003. A copy of the press release is attached in Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Date: February 27, 2003

MET-PRO CORPORATION

By:/s/ William L. Kacin
William L. Kacin, Chairman, Chief Executive Officer and President

Exhibit Index

Exhibit	Description
99.1	Press Release dated February 26, 2003